Condensed Financial Information of Deswell Industries, Inc.	12 Months Ended
Mar. 31, 2021
Condensed Financial Information Disclosure [Abstract]
Condensed Financial Information of Deswell Industries, Inc.

17. Condensed Financial Information of Deswell Industries, Inc.

The condensed financial statements of Deswell Industries, Inc. have been prepared in accordance with accounting principles generally accepted in the United States of America. Under the PRC laws and regulations, Deswell Industries, Inc.’s PRC subsidiaries are restricted in their ability to transfer certain of their net assets to Deswell Industries, Inc. in the form of dividend payments, loans or advances. The amounts restricted include paid-in capital and statutory reserves, as determined pursuant to PRC generally accepted accounting principles, totaling $58,918 (equivalent to RMB 413 million) and $57,864 (equivalent to RMB 375 million) as of March 31, 2020 and 2021, respectively.

Balance sheets

	March 31,
	2020	2021

Assets

Current assets:
Cash and cash equivalents	$902	$4,574
Prepaid expenses and other current assets	42	45
Amounts due from subsidiaries	19,525	11,751
Total current assets	20,469	16,370
Investments in subsidiaries	61,563	71,005
Total assets	$82,032	$87,375

Liabilities and shareholders’ equity
Current liabilities:
Accrued payroll and employee benefits	$1,588	$1,573
Other accrued liabilities	122	113
Total current liabilities	1,710	1,686
Total shareholders’ equity	80,322	85,689
Total liabilities and shareholders’ equity	$82,032	$87,375

Statements of comprehensive income (loss)

	Year ended March 31,
	2019	2020	2021

Equity in earnings of subsidiaries	$5,778	$115	$9,442
Operating expenses	1,505	1,435	1,211
Income (loss) before income taxes	4,273	(1,320)	8,231
Income taxes	-	-	-
Net income (loss)	4,273	(1,320)	8,231
Share of other comprehensive income (loss) of subsidiaries	-	-	-
Total comprehensive income (loss)	$4,273	$(1,320)	$8,231

Statements of cash flows

	Year ended March 31,
	2019	2020	2021
Cash flows from operating activities
Net income (loss)	$4,273	$(1,320)	$8,231
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Equity in earnings of subsidiaries	(5,778)	(115)	(9,442)
Changes in operating assets and liabilities:
Prepaid expenses and other current assets	17	(1)	(3)
Amounts due from subsidiaries	3,355	4,116	7,774
Accrued payroll and employee benefits	(2)	-	-
Other accrued liabilities	30	(21)	(24)
Net cash provided by operating activities	1,895	2,659	6,536

Cash flows from financing activities
Dividends paid	(1,588)	(2,387)	(2,864)
Proceeds from exercise of stock options	-	64	-
Net cash used in financing activities	(1,588)	(2,323)	(2,864)

Net increase in cash and cash equivalents	307	336	3,672
Cash and cash equivalents, beginning of year	259	566	902
Cash and cash equivalents, end of year	$566	$902	$4,574

a)	Basis of presentation

In Deswell Industries, Inc.-only financial statements, Deswell Industries, Inc.’s investments in subsidiaries are stated at cost plus its equity interest in undistributed earnings of subsidiaries since inception. Accordingly, such financial statements should be read in conjunction with the Company’s consolidated financial statements.

Deswell Industries, Inc. records its investments in its subsidiaries under the equity method of accounting as prescribed in ASC 323 “Investment-Equity Method and Joint Ventures”. Such investment is presented on the balance sheets as “Investments in subsidiaries” and share of the subsidiaries’ profit or loss as “Equity in earnings (loss) of subsidiaries”, on the statements of comprehensive income (loss).

Certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. generally accepted accounting principles have been condensed or omitted.

b)	Related party transactions

For the years ended March 31, 2019, 2020 and 2021, related party transactions were mainly composed of $90 paid to Jetcrown Industrial (Macao Commercial Offshore) Limited as service fee for each of the years.